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                                                                   EXHIBIT 23.4

                CONSENT TO ERNST & YOUNG, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report pertaining to Sancha Computer Group Pty Ltd dated April 29, 1998, included in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Tier Technologies, Inc. for the registration of 3,000,000 shares of its Class B common stock.

                                          /s/ Ernst & Young

Sydney, Australia

June 5, 1998